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                                                                    EXHIBIT 10.4

                                INDUSTRIAL LEASE
                                 -MODIFIED NET-

1. PARTIES, This Lease, dated, for reference purposes only, July 17, 1984, is made by and between Dexter Avenue Associates (herein called "Landlord") and Korry Electronics Co., a division of Criton Technologies (herein called "Tenant").

2. PREMISES, Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the City of Seattle, County of King, State of Washington, commonly known as 901 Dexter Avenue North and described as Approximately 29,000 sq. ft. at the southend of the 1st and 2nd floors and the 2nd floor of the middle building, said space being over the space now occupied by Calcom, Inc. Said real property, including the land and all improvements thereon, is herein called "the Premises".

3. TERM.

     3.1 TERM. The term of this Lease shall be for three (3) years, commencing on July 18, 1984 and ending on July 17, 1987 unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is transferred to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within ninety (90) days from said commencement date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease. If Landlord shall not have delivered possession of the Premises within one (1) year from said commencement date, Landlord may, by notice in writing to the Tenant within ten (10) days thereafter, cancel the Lease. If either party cancels as hereinabove provided. Landlord shall return any monies previously deposited by Tenant and the parties shall be discharged from all obligations hereunder.

     3.3 EARLY POSSESSION. In the event that landlord shall permit Tenant to occupy the premises prior to the commencement date of the term, such occupancy shall be subject to all of the provisions of this Lease. Said early possession shall not advance the termination date of this Lease.

     3.4 DELIVERY OF POSSESSION. Tenant shall be deemed to have taken possession of the Premises when any of the following occur: (a) Landlord deliver possession of the premises to tenant and a Certificate of Occupancy is granted by the proper governmental agency, or (b) upon a Certificate from the Landlords architect or contractor that the Premises are ready for occupancy.

4. RENT. Tenant shall pay to Landlord as rent for the Premises equal monthly installments of Fourteen Thousand Five Hundred And No/100's Dollars ($14,500.00) Dollars, in advance, on the first day of each month of the term hereof. Tenant shall pay Landlord upon the execution hereof the sum of Twenty Nine Thousand And No/100's Dollars ($29,000.00) Dollars as rent for First and last months. Landlord will credit Tenants rent. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

5. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution hereof the sum of _________________________________________________________ ($ ______)
Dollars as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise default with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the said deposits, Tenant shall within (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a breach of this Lease, and Landlord may at his option terminate the Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as had nor therefore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlords option, to the last assignee, if any, of Tenant's interest hereunder) within fifteen (15) days after the expiration of the term hereof, or after Tenant has vacated the Premises, whichever is later.

6. USE.

     6.1 USE. The Premises shall be used an occupied only for Office & Manufacturing Purposes.

     6.2 COMPLIANCE WITH LAW. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirement in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will lend to create waste or a nuisance, or if there shall be more than one Tenant of the Building containing the Premises, which shall tend to unreasonably disturb such other tenants.

     6.3 CONDITION OF PREMISES. Tenant hereby accepts the Premises in their condition existing as of the date of the possession hereunder, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that either Landlord nor Tenant's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

     6.4 INSURANCE CANCELLATION. Notwithstanding the provisions of Article 6.1 hereinabove, no use shall be made or permitted to be made of the premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, and if Tenant's use of the Premises causes an increase in said insurance rates Tenant shall pay any such increase.

     6.5 LANDLORD'S RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time


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to time promulgate. A copy of said rules and regulations is attached hereto.
Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modifications to those rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

     7.1 LANDLORD'S OBLIGATIONS. Subject to the provisions of Article 9, and except for damage caused by any negligent or international act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord, at Landlord's expense, shall keep in good order, conditions and repair the foundation, interior walls and the exterior roof of the Premises. Landlord shall not, however be obligated to paint such exterior, nor shall Landlord be required to maintain the interior surface or exterior walls, windows, doors or plate glass. Landlord shall have no obligation to make repairs under this Article 7.1 until reasonable time after receipt or written notice of the need for such repairs. Tenant expressly wavies the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense.

     7.2 TENANT'S OBLIGATIONS. Subject to the provisions of Article 7.1 and
Article 9, Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof (regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant, including without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises.

     7.3 SURRENDER. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings and equipment pursuant to Article 7.5, which repair shall include the patching and filling of holes and repair of structural damage.

     7.4 LANDLORD'S RIGHTS. If Tenant fails to perform Tenant's obligations under this Article 7, Landlord may at its option but shall not be required to enter upon the Premises, after ten (10) days prior written notice to Tenant, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of ten (10%) percent per annum shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

     7.5 ALTERATIONS AND ADDITIONS.

          (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, or additions, on or about the Premises, except for non structural alterations not exceeding $1,000 in cost. As a condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to their prior condition.

          (b) Before commencing any work relating to alterations, additions and improvements affecting the Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens, materialmen's liens or any other liens. In any event, Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanics or materialmen's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant.

          (c) Unless Landlord requires the approval, as set forth in Article 7.5(a), all alterations, improvements or additions which may be made on the Premises, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Article 7.5(c), Tenants machinery, equipment and trade fixtures, other than that which is alloted to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Article 7.3.

8. INSURANCE; INDEMNITY.

     8.1 INSURING PARTY. As used in this Article 8, the term "insuring party" shall mean the party who has the obligation to obtain the insurance required hereunder. The insuring party in this case shall be designated in Article 20. Whether the insuring party is the Landlord or the Tenant, Tenant shall, as additional rent for the Premises, pay the cost of all insurance required hereunder. If Landlord is the insuring party Tenant shall, within ten (10) days following demand by Landlord, reimburse Landlord for the cost of the insurance so obtained.

     8.2 LIABILITY INSURANCE. The Tenant shall obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring the Landlord and Tenant against any liability arising out of the ownership, use occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $300,000 for injury to or death of one person in any one accident or occurence and in amount of not less than $500,000 for injury to or death of more than one person in any one accident or occurence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $50,000. The limits of said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If the tenant shall fail to procure and maintain said insurance the Landlord may, but shall not be required to procure and maintain the same, but at the expense of Tenant.

     8.3 PROPERTY INSURANCE. The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and spinkler leakage. Said insurance shall provide for payment for loss thereunder to Landlord or to the holder of a first mortgage or deed of trust the Premises. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

     8.4 INSURANCE POLICIES. Insurance required hereunder shall be in companies rated A+ AAA or better in "Best's Insurance Guide". The insuring party shall deliver prior to possession to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancellable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Landlord. If Tenant is the insuring party, Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Article 8.3. Tenant shall forthwith, upon Landlord's demand, reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance. If Landlord is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises. Landlord shall deliver to Tenant a written statement setting forth the amount of any such cost increase and showing in reasonable detail the manner in which it has been computed.

     8.5 WAIVER OF SUBROGATION. Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.6 HOLD HARMLESS. Tenant shall indemnify, defend and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, worth or things which may be permitted or suffered by Tenant in or about the Premises and shall further indemnity, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provision of this Lease or arising from any negligence of Tenant or any of its agents, contractor, employees or invitees and from any and all costs attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waivers all claims in respect thereof against Landlord, excepting where said damage arises out of negligence of Landlord.

     8.7 EXEMPTION OF LANDLORD FROM LIABILITY. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom on for damage to the goods, wores, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, nor, unless through its negligence, shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain or from breakage, leakage, obstruction or other defects of pipes, spinklers, wires appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to


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Landlord or Tenant, Landlord shall not be liable for any damages arising from any act of neglect of any other tenant, if any, of the building in which the Premises are located.

9. DAMAGE ON DESTRUCTION.

     9.1 PARTIAL DAMAGE - INSURED. Subject to the provisions of Article 9.1, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Article 8.3. Landlord shall at Landlord's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Tenant is the insuring party, and if the insurance proceeds received by Landlord are not sufficient to effect such repair. Landlord shall give notice to Tenant of the amount required in addition to the insurance proceeds to affect such repair. Tenant may, at Tenant's option, contribute the required amount, but upon failure to do so within thirty (30) days following such notice. Landlord's sole remedy shall be, at Landlord's option and with no liability to Tenant, to cancel and terminate this Lease. If Tenant shall contribute such amount to Landlord within said thirty (30) days period, Landlord shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Tenant shall in no event have any right to reimbursement for nay such amount so contributed.

     9.2 DAMAGE - UNINSURED. In the event the Premises may be damaged or destroyed by a casualty which is not covered by fire and extended coverage insurance carried by Landlord, then Landlord shall restore same, provided that if the damage or destruction is to an extent greater than ten (10%) per cent of the then replacement cost of improvements on the Premises (exclusive of Tenant's trade fixtures and equipment and exclusive of foundations) then Landlord may elect not to restore and to terminate this Lease. Landlord must give Tenant written notice of its election not to restore within thirty (30) days from the date of damage and if, not given, Landlord shall be deemed to have elected to restore and in such event shall repair any damage as soon as reasonably possible. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate the Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage of Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect and Tenant shall proceed to make such repair as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.3 TOTAL DESTRUCTION. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Landlord pursuant to Article 8.3 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

     9.4 DAMAGE NEAR END OF TERM. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease. Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

     9.5 ABATEMENT OF RENT.

          (a) If the Premises are partially destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this Article 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Article 9 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue. Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in Article 9.5(a).

10. REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Tenant shall pay all real property taxes applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid. If any such taxes paid by Tenant shall cover any period of the time prior to or after the expiration of the term hereof. Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next rent installment together with interest at the rate of ten (10%) percent per annum.

     10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "real property tax" shall include any form of assessment, license fee, rent, tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement distinct thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises, and, Tenant shall pay and all charges and fees which may be imposed by the EPA or other similar government regulations or authorities.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES.

          (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon leasehold improvements, fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Tenant shall cause said leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

          (b) If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

     10.5 NOTWITHSTANDING THE PROVISIONS OF ARTICLE 10 HEREINABOVE. Tenant shall pay any increase in "real property taxes" resulting from any and all improvement of any kind whatsoever placed on or in the Premises for the benefit of or at the request of Tenant regardless of whether said improvements were installed or constructed either by Landlord or Tenant, except those items included with the original Premises.

11. COMMON AREAS. When, in fact, there are Common Areas, then the following shall apply:

     11.1 DEFINITIONS. The phrase "Common Areas" means all areas and facilities outside the Premises that are provided and designated for general use and convenience of Tenant and other tenants and their respective officers, agents and employees, customers, and invitees. Common Areas include (but are not limited to) pedestrian sidewalks, landscaped areas, roadways, parking areas and railroad tracks, if any. Landlord reserves the right from time to time to make changes in the shape, size, location, number, and extent of the Land and improvements constituting the Common Areas. Landlord may designate from time to time additional parcels of land for use as a part thereof; and any additional land so designated by Landlord for such use shall be included until such designation is revoked by Landlord.

     11.2 MAINTENANCE. During the term of this Lease, Landlord shall operate, manage, and maintain the Common Areas so that they are clean and free from accumulations of debris, filth, rubbish and garbage. The manner in which such Common Areas shall be so maintained, and the expenditure for such maintenance, shall be at the sole discretion of Landlord, and the use of the Common Areas shall be subject to such reasonable regulations and changes therein as Landlord shall make from time to time, including (but not by way of limitations) the right to close from time to time, if necessary, all or any portion of the Common Areas to such extent or may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the accrual of rights of any person or of the public therein, or to close temporarily all or any portion of such Common Areas for such purposes.

     11.3 TENANT'S RIGHTS AND OBLIGATIONS. Landlord hereby grants to Tenant, during the term of this Lease, the license to use, for the benefit of Tenant and its officers, agents, employees, customers, and invitees, in common with the others entitled to such use, the Common Areas as they from time to time exist, subject to the rights, powers, and privileges herein reserved to Landlord. Storage, either permanent or temporary, of any materials, supplies or equipment in the Common Areas is strictly prohibited. Should Tenant violate this provision of the Lease, than in such event, Landlord may, at his option either terminate this Lease or, without notice to Tenant, remove said materials, supplies or equipment from the Common Areas and place such items in storage, the cost thereof to be reimbursed by Tenant within (10) days from receipt of a statement submitted by Landlord. All subsequent costs in connection with the storage of said items shall be paid to the Landlord by Tenant as accrued. Failure of Tenant to pay these charges within ten (10) days from receipt of a statement shall constitute a breach of this Lease. Tenant and its officers, agents, employees, customers and invitees shall park their motor vehicles only in areas designated by Landlord for that purpose from time to time. Within five (5) days after request from Landlord, Tenant shall furnish to Landlord a list of the license numbers assigned to its motor vehicles and those of its officers, agents, and employees. Tenant shall not at any time park or permit the parking of motor vehicles, belonging to it or to others, so as to interfere with the pedestrian sidewalk, roadways and loading areas, or in any portion of the parking areas not designed by Landlord for such use by Tenant. Tenant agrees that receiving and shipping of goods and merchandise and all removal of refuse shall be made only by way of the loading areas constituting part of the Premises. Tenant shall repair, at its cost, all deteriorations or damages to the Common Areas, occasioned by its lack of ordinary care.


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     11.4 CONSTRUCTION. Landlord, while engaged in constructing improvements or making repairs or alterations in or about the Premises or in their vicinity, shall have the right to make reasonable use of the Common Areas.

12. UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises

13. ASSIGNMENT AND SUBLETTING.

     13.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all of any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void and shall constitute a breach of the Lease. Any transfer of Tenant's interest in this Lease or in the Premises from Tenant by merger, consolidation, or liquidation or by any subsequent change in the ownership of thirty (30%) percent or more of the capital stock of Tenant shall be deemed a prohibited assignment within the meaning of this Article 13.

     13.2 NO RELEASE OF TENANT. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

     13.3 ASSIGNMENT FEE. In the event that Landlord shall consent to a sublease or assignment under Article 13.1, Tenant shall pay Landlord reasonable fees not to exceed One Hundred and no/100th ($100,00) Dollars incurred in connection with giving such consent.

14. DEFAULTS; REMEDIES.

     14.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant

          (a) The vacating or abandonment of the Premises by Tenant.

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     14.2 REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach.

          (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; and that portion of the leasing commission paid by Landlord applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Article 14.2(a), or (ii) proceeding under Article 14.2(b).

          (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises, in such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

     14.3 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     14.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

15. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title of possession, whichever occurs first, if more than twenty-five (25%) percent of the floor area of any buildings on the Premises, or more than twenty-five (25%) percent of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession.

     If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rental shall be reduced in proportion to the floor area of the buildings taken within the Premises as bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated then Landlord agrees, at Landlord's sole cost, to as soon as reasonably possible restore the Premises to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property.

16. GENERAL PROVISIONS.

     16.1 OFFSET STATEMENT.

          (a) Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect for, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the premises.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance and (iii) that


                             (PAGE 4 - MODIFIED NET)
not more than one (1) month's rent has been paid in advance.

          (c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

     16.2 LANDLORD'S INTERESTS. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the title or a tenant's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer. In which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

     16.3 SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     16.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at ten (10%) percent per annum from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     16.5 TIME OF ESSENCE. Time is of the essence.

     16.6 CAPTIONS. Article and paragraph captions are not a part hereof.

     16.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any master mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     16.8 WAIVERS. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     16.9 RECORDING. Tenant shall not record this Lease. Any such recordation shall be a breach under this Lease.

     16.10 HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written content of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon the terms hereof applicable to month-to-month tenancy.

     16.11 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

     16.12 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     16.13 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of
Article 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the state where the Premises are located.

     16.14 SUBORDINATION.

          (a) That Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgages, trustee or ground lesse shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

     16.15 ATTORNEY'S FEES. If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

     16.16 LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or tenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

     16.17 AUCTIONS. Tenant shall not place any auction sign upon the Premises or conduct any auction thereon without Landlord's prior written consent.

     16.18 MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     16.19 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     16.20 LANDLORD'S LIABILITY. If Landlord is a limited partnership, the liability of the partners of the Landlord pursuant to this Lease shall be limited to the assets of the partnership; and Tenant, its successors and assigns hereby waive all rights to proceed against any of the parteners, or the officers, shareholders, or directors of any corporate partner of Landlord except to the extent of their interest in the partnership. The term "Landlord", as used in this Article, shall mean only the owner or owners at the time in question of the fee title or its interest in a ground lease of the Premises, and in the event of any transfer of such title or interest. Landlord herein named land in case of any subsequent transfers the then grantor shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in this hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

17. PERFORMANCE BOND. At any time Tenant either desires to or is required to make any repairs, alterations, additions, improvements or utility installation thereon pursuant to Articles 7.5 or 9.2 herein, or otherwise, Landlord may at his sole option require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of such improvements, to insure Landlord against liability for mechanics' and materialmen's liens and to insure completion of the work.


                             (PAGE 5 - MODIFIED NET)

18. BROKERS. The parties hereto acknowledge that Kidder, Mathews & Segner, Inc. were the real estate brokers that represented the parties herein, and that no other commissions are due to any brokers whatsoever, other than the above named brokers.

19. NOTICES. Whenever under this Lease provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or send by United States mail, postage prepaid, addressed at the addresses set forth hereinbelow.

     To Landlord at   802 Dexter Associates, 710 Cherry St., Seattle, WA 98104

     To Tenant at     R.W. Stevenson, Criton Technologies
                      10800 N.E. 8th, Bellevue, Wa 98004
                      Copy to: Bogle and Gates, Bank of California Center,
                               Seattle, WA 98164
                               Attn: Michael Courtnage

20. INSURING PARTY. The insuring party under this Lease shall be the Landlord

See Exhibit "A", Addendum to Lease, attached hereto and by this reference is made a part hereof.

The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

                                        Dexter Avenue Associates

Executed at
            -------------------------   ----------------------------------------


on                                      By /s/ Delton Bonds              7/18/84
   ----------------------------------      -----------------------------
                                           Delton Bonds, Its Managing Partner


                                        By
                                           -------------------------------------
                                                         "LANDLORD"


                                        Korry Electronics Company, A Division of
Executed at                             Criton Technologies
            -------------------------


on                                      By /s/ Lee Zuker                  7/17/4
   ----------------------------------      ------------------------------
                                           Lee Zuker, President


                                        By
                                           -------------------------------------
                                                          "TENANT"

     If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.


                             (PAGE 6 - MODIFIED NET)

                            FIRST AMENDMENT TO LEASE

          THIS AGREEMENT, entered into as of this 10th day of May, 1985, between DEXTER AVENUE ASSOCIATES, a Washington general partnership ("Landlord"), and KORRY ELECTRONICS CO., a Division of Criton Technologies ("Tenant"),

                                    RECITALS

          A. Landlord and Tenant are parties to a Lease dated July 17, 1984 with respect to certain premises (the "Existing 901 Premises") located at 901 Dexter Avenue North, Seattle, Washington (the "901 Lease"), as described more particularly in the 901 Lease.

          B. The parties wish to expand the area of the Existing 901 Premises and extend and modify the Lease in certain other respects.

          NOW, THEREFORE, the parties covenant and agree as follows:

          1. The 901 Lease is modified as follows:

               1.1 The Existing 901 Premises are expanded to include the remainder of the building in which the Existing 901 Premises are located, other than the facility with the street address of 945 Dexter Avenue North. Thus added to the Existing 901 Premises are a facility with the street address of 925 Dexter Avenue North (the "925 Premises") and the shed which lies to the rear of the 925 Premises (collectively, the "Expanded 901 Premises"), effective as of September 1, 1985.

               1.2 The monthly rental shall be increased to Nineteen Thousand Five Hundred Dollars ($19,500), effective as of September 1, 1985. The $19,500 rental rate is predicated on the assumption that the usable area of the 925 Premises, exclusive of shed, is ten thousand (10,000) square feet. The actual area shall be measured in a manner acceptable to both parties, and the rent shall be adjusted by fifty cents ($.50) per square foot, upward or downward, as appropriate, to reflect any difference between the measured area and 10,000 square feet. In addition to Landlord's impovements specified herein, Landlord shall give Tenant a $10,000 credit against the September 1, 1985 rent for Tenant's renovation of the 925 Premises.

               1.3 Landlord shall improve the 925 Premises in the same manner as is specified in paragraph 4 of Exhibit A to the 901 Lease; shall finish and paint the walls of the 925 Premises to match the Existing 901 Premises; shall upgrade the electrical system of the 925 Premises in the manner described in
Exhibit 1 hereto; shall renovate the front of the 925 Premises to match the existing 901 Premises; and shall install a heating, ventilating and air conditioning system capable of satisfying the requirements of paragraph 5.11 of Exhibit A to the 901 Lease, all by no later than August 31, 1985.

               1.4 Landlord shall build additional men's and women's restrooms on the first and second floors of the Extended 901 Premises and in the 925 Premises and shall completely renovation of the existing second floor men's and women's restrooms in the Existing 901 Premises, all in accordance with Tenant's specifications, by no later than August 31, 1985. All work performed by Landlord within the Existing 901 Premises shall be performed in a manner which minimizes its impact on Tenant's operations. The enclosure of the new bathrooms in the Existing 901 Premises shall be accomplished on a weekend.

               1.5 If the work specified in paragraphs 1.3 and 1.4 hereof is not completed by September 1, 1985 and a permanent certificate of occupancy for the Expanded 901 Premises has not been obtained by such date, then Tenant shall receive a $l0,000-per-month credit against rent for each such month or partial month period that completion of the work or the obtaining of the certificate is delayed.

               1.6 Landlord shall be required to provide Tenant with the following parking on an exclusive basis without additional charge: forty (40) spaces in the lot lying to the north of the Premises; fifty (50) spaces in the two lots currently leased by Landlord on Aurora Avenue; and, if Landlord acquires Lots 7 and 8, Block 21, which lie between the Aurora Avenue parking lots, all parking spaces on such new site. These parking areas are depicted on
Exhibit 2 hereto. Landlord has indicated its intention to construct a facility, including parking garage, on property which includes the lot to the north of the Premises which presently affords Tenant forty (40) parking spaces. If Landlord proceeds to develop the parking garage, it shall provide Tenant, during the construction period, with forty (40) substitute parking spaces in close proximity to the Premises and shall provide Tenant with one hundred twenty (120) spaces in the parking garage once construction thereof has been completed.

          2. The duration of the 901 Lease is modified as follows:

               2.1 The basic Lease term is extended through August 31, 1990.

               2.2 Paragraph 1 of Exhibit A to the 901 Lease is deleted in its entirety. Tenant shall have an option to extend the term of the 901 Lease for up to ten (10) consecutive two (2) year periods. To exercise a renewal option, Tenant must give Landlord written notice thereof not less than one hundred eighty (180) days prior to the end of the lease term then in effect. If Tenant fails to exercise a renewal option with respect to the 901 Lease, all subsequent renewal options with respect to the 901 Lease shall terminate.

               2.3 If the first renewal option is exercised under the 901 Lease, then the monthly rent for the first renewal period shall be the monthly rent payable during the base period, increased by the percentage increase in the cost of living, as indicated by the Consumer Price Index for All Urban Consumers - All Items, for the Seattle Metropolitan Area, as published by the U.S. Department of Labor's Bureau of Labor Statistics (the "Index") during the immediately preceding twelve (12) month period, up to a maximum percentage increase of two and one-half percent (2-1/2%). If subsequent renewal options are exercised, then the monthly rent for each such renewal period shall be equal to the monthly rent payable during the prior renewal period, increased by the percentage increase in the Index during the prior two (2) year period, up to a maximum percentage increase of two and one-half percent (2-1/2%) in any one year and a maximum of five percent (5%) increase for the two-year period. (By way of illustration only, if the monthly rent under the 901 Lease were $20,000 for the September 1, 1990 - August 31, 1992 period and the Index increased four percent (4%) during the September 1, 1990 - August 31, 1991 period and one percent (1%) during the September 1, 1991 - August 31, 1992 period, then the monthly rent for the September 1, 1992 - August 31, 1994 period would be increased by three and one-half percent (3-1/2%), or Seven Hundred Dollars ($700.00), based on the 2-1/2% ceiling for the increase in the September 1, 1990 - August 31, 1991 period and the actual 1% increase during the following twelve-month period.) If the Index is discontinued, the parties shall substitute a comparable index of consumer prices.

          3. This is made expressly contingent upon Tenant and 801 Dexter Associates executing a first amendment to their lease extending the term thereof in the same manner as is described in paragraph 2 above. If such amendment has not been executed by May 15, 1985, then this Amendment shall terminate, unless Tenant waives such contingency.

          4. The parties shall promptly execute and record a memorandum of the 901 Lease.

          5. The 901 Lease shall otherwise continue in full force and effect as written.

          6. If after the date hereof, Landlord intends to offer for lease any other portion of the real property of which the Expanded 901 Premises forms a part at the date of execution of this First Amendment to Lease, it shall not do so without first offering such premises to Tenant. If Landlord and Tenant are not able to reach agreement thereon within 60 days, the Landlord may proceed to offer such premises to a third party. If Landlord receives a lease proposal from a third party which Landlord wishes to accept, it shall not accept such without first providing Tenant with a copy of such offer and offering to lease such premises to Tenant on the same terms and conditions. If the Tenant does not accept such proposal within five days of its receipt thereof, the Landlord shall be free to enter into the lease with the third party on the offered terms and conditions.

          IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

                                        DEXTER AVENUE ASSOCIATES
                                        ("Landlord")


                                        By /s/ Delton Bonds
                                           -------------------------------------
                                           Delton Bonds,
                                        Its Managing Partner


                                        KORRY ELECTRONICS CO.,
                                        a Division of Criton Technologies
                                        ("Tenant")


                                        By /s/ R. W. Stevenson
                                           -------------------------------------
                                        Its V P. Criton Technologies

STATE OF OF WASHINGTON   )
                         ) ss.
COUNTY OF KING           )

          On this 14th day of May, 1985, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Delton Bonds, to me known to be the Managing Partner of the general partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said general partnership for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

          WITNESS my hand and official seal hereto affixed the day and year first above written.


                                        /s/ Illegible
                                        ----------------------------------------
                                        NOTARY PUBLIC, in and for the State of
                                        Washington, residing at Illegible

STATE OF OF WASHINGTON   )
                         ) ss.
COUNTY OF KING           )

          On this 10th day of May, 1985, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared R. W. Stevenson, to me known to be the Vice President of Criton Technologies, the company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

          WITNESS my hand and official seal hereto affixed the day and year first above written.


                                        /s/ Illegible
                                        ----------------------------------------
                                        NOTARY PUBLIC, in and for the State of
                                        Washington residing at Redmond

                            SECOND AMENDMENT TO LEASE

          THIS AGREEMENT entered into as of this 20th day of June, 1986 between DEXTER AVENUE ASSOCIATES, a Washington general partnership ("Landlord") and KORRY ELECTRONICS CO., a division of Criton Technologies ("Tenant").

                                    RECITALS

          A. Landlord and Tenant are parties to a lease dated July 17, 1984, as amended by First Amendment dated May 10th, 1985 (collectively the "Lease") with respect to premises located at 901 and 925 Dexter Avenue North, Seattle, Washington as described more particularly in the Lease (the "Premises").

          B. Landlord is obligated to Tenant for certain sums in connection with the Lease, and the parties wish to modify the Lease to deal with that and related matters.

          NOW, THEREFORE, the parties covenant and agree as follows:

          1. Landlord acknowledges that it is indebted to Tenant in the amount of one Hundred and Fifty Thousand Dollars ($150,000), and that it has requested that Tenant pay Seventy-Five Thousand Dollars ($75,000) of the cost of the improvements described in Exhibit 1 hereto (the "Improvements"). In consideration of Tenant's agreement to forgive the $150,000 and to advance $75,000 of the Improvement costs, as and when due, Landlord agrees that:

               1.1 The monthly rental due under the Lease is reduced to Fourteen Thousand Four Hundred Ninety Five Dollars ($14,495) per month, commencing on August 1, 1936 and continuing at such rate through July 31, 1991; and

               l.2 The basic Lease term is extended through July 31, 1991;

          2. Landlord agrees that it will complete construction of the forty
(40) parking spaces referenced in paragraph 1.6 of the First Amendment to Lease on or before 20 Dec, 1986, and it if fails to do so, Tenant shall receive a credit against the rent due under the Lease of $150.00 per day for each day thereafter that completion of construction is so delayed.

          3. Landlord agrees that it will pay the first Fifty Thousand Dollars ($50,000) of the cost of the Improvements and, in addition, all costs and expenses of the Improvements in excess of the first One Hundred and Twenty Five Thousand

                                                                       (6/17/86)

Dollars ($125,000). These sums will be paid by permitting Tenant to offset against the rents next accruing under the Lease the first $50,000 paid by Tenant in costs and expenses in connection with the construction of the Improvements and for all costs and expenses of the Improvements in excess of $125,000, as such costs and expenses are incurred. Tenant shall present Landlord on each' rental payment date hereafter with a schedule reflecting the Improvements costs incurred by Tenant during the preceding month and shall reduce the rental payment by the total thereof until such time as it has been reimbursed for the $50,000 in Improvements costs and for all costs and expenses of the Improvements in excess of $125,000. If Tenant's Improvements expenditures in any month exceed the rental amount due for the succeeding month, Tenant may deduct the excess from the next rent payment due from it thereafter.

          4. If improvements to the 925 Premises (as described in the First Amendment to Lease) are not completed by July 31, 1986, then effective August 1, 1986 monthly rent shall be reduced by Five Thousand Dollars ($5,000) per month to Nine Thousand Four Hundred Ninety-Five Dollars ($9,495) per month until such time as such improvements are completed and accepted by Tenant. In addition, if the improvements to the 925 Premises are not completed by August 15, 1986, then for each day thereafter until the improvements to the 925 Premises are completed and accepted by Tenant, Tenant shall receive a credit of One Hundred Sixty-Seven Dollars ($167) per day against the rent otherwise due under the Lease.

          5. Landlord agrees that Tenant may select the contractor and contract for the Improvements and such additional work as Tenant elects to have performed for its own account.

          6. This Second Amendment is made expressly contingent upon Tenant and 801 Dexter Associates executing a second amendment to the 801 Dexter Associates lease extending the term thereof in the same manner as is described in paragraph
1.2 above. If such amendment has not been executed by June 23, 1986, then this Second Amendment shall terminate, unless Tenant waives such contingency.

          7. If Landlord fails to perform its obligations under the Lease as required thereunder, Tenant may elect to do so on Landlord's behalf and offset the cost thereof against rents next coming due under the Lease or pursue any other remedy available to it at law or in equity for Landlord's default.

          8. The Lease shall otherwise continue in full force and effect as written.

          IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date and year first above written.

                                        DEXTER AVENUE ASSOCIATES
                                        ("Landlord")


                                        By: /s/ Delton Bonds
                                            ------------------------------------
                                            Delton Bonds
                                        Its Managing Partner


                                        KORRY ELECTRONICS CO., a Division of
                                        Criton Technologies
                                        ("Tenant")


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Its: President

STATE OF WASHINGTON   )
                      )  ss.
COUNTY OF KING        )

          On this 20th day of June, 1986, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared DELTON BONDS, known to me to be the Managing Partner of DEXTER AVENUE ASSOCIATES, the partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

          WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.


                                       /s/ Illegible
                                       -----------------------------------------
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at Illegible County.
                                       My commission expires 6-1-86.

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

          On this 20th day of June, 1986, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared A. LEE ZUKER, known to me to be the PRESIDENT of KORRY ELECTRONICS CO., the company that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the purposes therein mentioned, and on oath stated that _________ he was authorized to execute said instrument.

          WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.


                                       /s/ Illegible
                                       -----------------------------------------
                                       NOTARY PUBLIC in and for the state of
                                       Washington, residing at Illegible County.
                                       My commission expires 6-1-86.

                     THIRD LEASE AMENDMENT AGREEMENT
                                      (901)

     THIS AGREEMENT is made this 1st day of September, 1987 by and between Korry Electronics Co. ("Korry"), a division of Criton Technologies, a New York general partnership, and Dexter Avenue Associates, a Washington general partnership referred to herein as the "Partnership."

                                    RECITALS

     A. Korry and Dexter Avenue Associates entered into an Industrial Lease on or about July 17, 1984 for certain commercial premises located in King County, Washington, which premises is commonly known and is referred to herein as "901 Dexter Avenue North." Said Industrial Lease was subsequently amended by First and Second Lease Amendment agreements dated May 10, 1985 and June 20, 1986, respectively. Said Industrial Lease and the First and Second Lease Amendment agreements shall be collectively referred to herein as the "901 Lease."

     B. The parties now desire to amend the 901 Lease in certain material respects as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. The Partnership shall immediately paint over the "Calcom" signage area on the building located at 925 Dexter Avenue North and perform any other required work so the signage area blends with the color and texture of the surrounding wall area. Such work and the materials to be used in connection with such work shall be to a standard and of a quality to the reasonable satisfaction of Korry.

     2. In return for the agreement of Dexter Avenue Associates listed above, Korry agrees that the Landlord's maintenance and replacement obligations under the 901 Lease shall hereafter be limited to (1) the maintenance of the utilities located outside of the leased premises, the foundations, the exterior side of the roofs, and the exterior side of the exterior walls and (2) boiler, heat pump/compressor replacement costs in excess of Five Thousand Dollars ($5,000.00) per calendar year. Dexter Avenue Associates hereby agrees that it shall be responsible for the repair and maintenance of the exterior walls, roof and foundation of both the 801 building, and 901-925 building to the extent that
(1) the Landlord for the 801 building is not responsible for such repair and maintenance; and (2) insurance proceeds do not cover the same.

     3. Korry represents and acknowledges to the

Partnerships that the right of first refusal provisions as contained in Section 4 of Exhibit A to the Lease, as existing and as modified below, shall not and do not extend to the air rights over and above the 801, 901 and 925 Dexter Avenue North premises or the parking lot used by Korry and located immediately to the north of the 945 Dexter Avenue North premises ("Air Rights"); provided, however, the Lease shall be and is hereby amended to substitute the following right of first refusal provision for the right of first refusal provisions contained in
Section 4 of Exhibit A to the Lease, which new provision shall be applicable, according to its terms, to all future proposed purchase and exchange transactions, and any proposed transactions concerning any of the Air Rights:

     Landlord shall not sell or exchange the Property at any time during the term of this Lease, including any extensions thereof, without first complying with the terms of this paragraph. If at any time during the term of this Lease (including any extensions thereof), Landlord receives any bona fide offer for the purchase or exchange of the Property, which Landlord intends to accept, (an "Offer"), Landlord shall promptly advise Tenant of the receipt and acceptability of the Offer and provide to Tenant a copy of all documents pertaining to said sale or exchange and information on all the material terms and conditions thereof. Tenant shall have ten
     (10) business days following the receipt of all such documents and information within which to advise Landlord whether Tenant is willing to purchase the Property on the same terms and conditions as the Offer, subject to receipt of the approval of its governing Board or if Tenant is a corporation, its Board of Directors. If Tenant so notifies Landlord of Tenant's decision to purchase the Property, and further advises Landlord of its Board's approval within ten (10) business days thereafter, then Landlord shall sell the Property to Tenant, and Tenant shall purchase the Property from Landlord, on the same terms and conditions as the Offer; provided, however, that in the case of an exchange transaction described in
     Section 1031(a) or (b) of the Internal Revenue Code of 1986 (an "Exchange" and the "Code," respectively, Tenant shall have the right to purchase the except tax benefits,

     If Tenant elects not to exercise its right of first refusal, Landlord may sell the Property to the party making the Offer on the terms and conditions stated in the Offer. If the sale or exchange transaction is not closed within ninety (90) days in accordance with the terms and conditions of the Offer, then Landlord must again notify Tenant as provided herein. This right of first refusal shall run with the Property during the term of this Lease, including any extensions thereof.

     4. The phrase "in close proximity to," as contained in Line 14 of Section
1.6 of the First Amendment to the 901 Dexter Avenue North Lease, shall be construed to mean parking located within a 500 yard radius of the center of the building at 901 Dexter Avenue North. When construction of the improvements to the parking lot property located to the north of 945 Dexter Avenue North has been completed, the Partnership shall immediately thereafter provide Korry with one hundred twenty (120) parking spaces in the parking garage built as part of the improvements to the parking lot, which parking spaces may be used by Korry without charge to Korry and shall be at locations in the parking garage which are the most convenient to Korry and its employees.

     5. Korry shall pay to Dexter Avenue Associates, during the term of the 901 Lease, 30% of the reasonable maintenance costs actually incurred by Dexter Avenue Associates for the parking lots located at North of 945 Dexter No.

     6. All other terms, conditions and covenants of the Lease shall otherwise remain in full force and effect.

     Dated this 1st day of September, 1987.

                                        KORRY ELECTRONICS CO


                                        By /s/ R. W. Stevenson
                                           -------------------------------------
                                           Sr. V. P. of Criton Technologies


                                        DEXTER AVENUE ASSOCIATES


                                        /s/ Delton J. Bonds
                                        ----------------------------------------
                                        By Delton J. Bonds
                                        Managing Partner

STATE OF WASHINGTON   )
                      ) ss
COUNTY OF KING        )

ON this 1st day of September, 1987, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared R. W. Stevenson, to me known to be the Sr. V. P. of Criton Technologies named in and which executed the foregoing instrument; and he acknowledged to me that he signed the same as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, being authorized so to do, and that the corporate seal affixed thereto is the seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate above written.


(SEAL)                                  /s/ Penelope B. Brenton
                                        ----------------------------------------
                                        Notary Public in and for the State of
                                        Washington, residing at Illegible
                                        My appointment expires Sept 5, 1989

STATE OF WASHINGTON   )
                      ) ss
COUNTY OF KING        )

ON this 1st day of September, 1987, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Delton J. Bonds, to me known to be the Managing Partner of Dexter Avenue Associates, the Partnership named in and which executed the foregoing instrument; and he acknowledged to me that he signed the same as the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, being authorized so to do, and that the partnership seal, if any, affixed thereto is the seal of said partnership.

     WITNESS my hand and official seal the day and year in this certificate above written.


(SEAL)                                  /s/ Penelope B. Brenton
                                        ----------------------------------------
                                        Notary Public in and for the State of
                                        Washington, residing  at Illegible
                                        My appointment expires Sept 5, 1989

(CRITON LOGO)   (KORRY LOGO)

                                 CRITON TECHNOLOGIES   KORRY ELECTRONICS CO.
                                 Electronics and       901 Dexter Avenue North
                                 Defense Group         Seattle, Washington 98109
                                                       206 281-1300

January 7, 1991

Houg Family Partnership
c/o Dr. Andrew Houg
11066 - 5th Avenue, Suite 101
Seattle, Washington 98125

Subject: Lease Renewal

Dear Dr. Houg:

This letter is to notify you that Korry Electronics Company is exercising its option to renew its lease on facilities located at 901 (and 925) Dexter Avenue North, Seattle, Washington, 98109, for the two year period Beginning August 1, 1991. The Second Amendment to Lease, dated June 20, 1986, extends the basic period of the lease through July 31, 1991. The rental rate during the option period will be calculated in accordance with Paragraph 2.3 of the First Amendment to Lease, dated May 10, 1985, which was unchanged by subsequent amendments.

Sincerely,

KORRY ELECTONICS CO.


/s/ Stephen R. Larson
-------------------------------------
Stephen R. Larson
President

SRL/cp

cc: Del Bond